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                                                                   EXHIBIT 10.46

                             GREENFIELD ONLINE, INC.
                                  21 RIVER ROAD
                                WILTON, CT 06897
                                  (203)846-5867

                  COMMON STOCK PURCHASE SUBSCRIPTION AGREEMENT
                                  $18.40/SHARE

If and when accepted by Greenfield Online, Inc. (the "COMPANY"), this Agreement, when executed below, will constitute a subscription for that number of shares of Common Stock of the Company (the "SHARES") specified on page 7 hereof. A SUBSCRIBER (THE "INVESTOR"), BY EXECUTING BELOW, ACKNOWLEDGES THAT HE UNDERSTANDS THAT THE COMPANY IS RELYING UPON THE ACCURACY AND COMPLETENESS HEREOF IN DECIDING WHETHER TO ACCEPT THIS SUBSCRIPTION AGREEMENT AND TO SELL TO THE INVESTOR AND IN COMPLYING WITH ITS OBLIGATIONS UNDER APPLICABLE SECURITIES LAWS.

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Company as of the date of this Agreement as follows:

ABILITY TO BEAR RISK. The Investor is in a financial position to hold the Common Stock and is able to bear the economic risk and withstand a complete loss of his investment in the Shares.

UNDERSTANDING OF RISKS. Shareholder is fully aware of (i) the material risks associated with the Company's business, (ii) the restrictions on transferability of the Shares, and (iii) the tax consequences of acquiring the Shares.

PROFESSIONAL ADVICE. The Investor has obtained, to the extent he deems necessary, his own professional advice with respect to the risks inherent in the investment in the Shares, the condition of the Company and the suitability of the investment in the Shares in light of his financial condition and investment needs.

SOPHISTICATION. The Investor, either alone or with the assistance of his professional advisor, is a sophisticated investor, is able to fend for himself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Common Stock.

SUITABILITY. The investment in the Common Stock is suitable for the Investor based upon his investment objectives and financial needs, and the Investor has adequate net worth and means for providing for his current financial needs and contingencies and has no need for liquidity of investment with respect to the Common Stock. The Investor's overall commitment to investments which are illiquid or not readily marketable is not

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disproportionate to his net worth, and investment in the Common Stock will not cause such overall commitment to become excessive.

ACCESS TO INFORMATION. Shareholder has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Shareholder reasonably considers important in making the decision to acquire the Shares, and Shareholder has had ample opportunity to ask questions of the Company's representatives concerning such matters. Shareholder has reviewed the Company's most recent reports filed with the Securities and Exchange Commission (the "SEC"), including the Company's Prospectus on Form 424(b)(4) filed on December 7, 2004 and its Current Reports on Form 8-K filed on December 10, 2004 and January 4, 2005, respectively.

PURCHASE ENTIRELY FOR OWN ACCOUNT. The Common Stock will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the distribution of any part thereof; the Investor has no present intention of selling, granting any participation in or otherwise distributing the same in a manner contrary to the Securities Act of 1933, as amended (the "ACT"), or any applicable state securities or Blue Sky law, and the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock.

DUE DILIGENCE. The Investor has been solely responsible for his own due diligence investigation of the Company and its business, and his analysis of the merits and risks of the investment made pursuant to this Agreement, and is not relying on anyone else's analysis or investigation of the Company, its business or the merits and risks of the Common Stock other than professionals employed specifically by the Investor to assist the Investor. In taking any action or performing any role relative to the arranging of the investments being made pursuant to this Agreement, the Investor has acted solely in his own interest and no one has acted as an agent or fiduciary for the Investor.

RESTRICTED SECURITIES. The Investor realizes that the Common Stock has not been registered under the Act, is characterized under the Act as "restricted securities" and, therefore, cannot be sold or transferred unless it is subsequently registered under the Act or an exemption from such registration is available. The Investor's financial condition is such that it is not likely that it will be necessary to dispose of any of the Common Stock in the foreseeable future. In this connection, the Investor represents that he is familiar with Rule 144 of the Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the resale limitations imposed thereby and by the Act.

EXEMPTION RELIANCE. The Investor has been advised that the Common Stock is not being registered under the Act or the applicable state securities laws, but is being offered and sold pursuant to exemptions from such laws, and that the Company's reliance upon such exemptions is predicated in part on the Investor's representations contained herein. If other than an individual, the Investor represents that it has not been organized for the purpose of investing in the Common Stock.

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FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Common Stock unless and until: (a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; (b) (i) the Investor has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) the Investor has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act; or (c) The Company is satisfied that such proposed disposition complies in all respects with SEC Rule 144 or any successor rule providing a safe harbor for such dispositions without registration.

RESIDENCY. For purposes of the application of state securities laws, the Investor represents that he is a bona fide resident of, and is domiciled in, the state if California.

LEGENDS. Investor acknowledges that the certificates evidencing the Common Stock will bear a restrictive legend like the following:

      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (II) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (III) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

ACCREDITATION. Each investor must qualify as an "accredited investor" as that term is defined by the SEC. Please initial one or more categories below appropriate to your situation. The Investor represents and warrants that he is:

(Initial one of the following):

[ ] a. A natural person who is a broker dealer (registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended).

[ ] b.      A director or executive officer of the Company.

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[ ] c.      A natural person with an individual net worth *, or joint net worth
            * with his or her spouse, in excess of $1,000,000.

[X] d. A natural person who (i) has had an individual income in excess of $200,000 in each of 2003 and 2004 or a joint income with his or her spouse in excess of $300,000 in each of those two years and (ii) reasonably expects to reach the same income level in 2005

[ ] e.      None of the above.

         *As used in this subparagraph, "net worth" means total tangible assets as currently valued less total liabilities.

TAX IDENTIFICATION; WITHHOLDING. Under penalties of perjury, Investor certifies that (a) he is a U.S. person; (b) the number shown page 7 hereto opposite the Investor's is the Investor's correct Social Security number, and (c) the Investor is not subject to back-up withholding, either because he is exempt from back-up withholding, because he has not been notified that he is subject to back-up withholding as a result of a failure to report all interest and dividends, or because the Internal Revenue Service has notified Investor that he is no longer subject to back-up withholding. (If Investor has been notified by the Internal Revenue Service that he is currently subject to back-up withholding, strike the second clause (c) above of the foregoing representation.)

COVENANTS. The Investor agrees that:

      TRANSFER RESTRICTION. The Investor will not transfer or assign this Agreement or any of his interest herein. The Common Stock for which the Investor hereby subscribes will be assigned or transferred only in accordance with all applicable laws.

      NO REVOCATION. The Investor may not cancel, terminate or revoke this Agreement, and this Agreement will survive his or her death or disability and will be binding upon his or her successors, assigns, legal representatives, heirs, legatees and distributes.

      INDEMNIFICATION. The Investor will indemnify, hold harmless and defend the Company and its affiliates, agents and attorneys with respect to any and all loss, damage, expense, claim, action or liability any of them may incur as a result of the breach or untruth of any of the covenants, representations and warranties set forth in this Agreement. If the Company or anyone acting on its behalf discovers any breach or untruth of any such covenant, representations or warranty, the Company may, at its option, forthwith rescind the sale of any Common Stock to the Investor.

GOVERNING LAW; VENUE; SUCCESSORS. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving affect to conflict of law principles. Company and Investor consent to non-exclusive

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jurisdiction and venue in Fairfield, Connecticut. If any provision of this
Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

      THE INVESTOR HAS BEEN ADVISED, PRIOR TO HIS PURCHASE OF THE SHARES, THAT NEITHER THE OFFERING OF THE SHARES NOR ANY OFFERING MATERIALS HAVE BEEN REVIEWED BY ANY ADMINISTRATOR UNDER THE ACT, THE WASHINGTON STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES ACT (THE "ACTS") AND THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY OF THE ACTS AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACTS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

      THE INVESTOR MUST RELY ON HIS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THE SECURITIES. THE COMPANY'S OFFERING DOCUMENTS, OFFERING MATERIALS AND ANY STATEMENTS MADE TO INVESTORS, ALL WITH RESPECT TO THE BUSINESS OF THE COMPANY, ITS MANAGEMENT OR ITS FINANCIAL CONDITION, HAVE NOT BEEN REVIEWED OR PASSED UPON BY ANY FEDERAL, STATE OR LOCAL SECURITIES ADMINISTRATOR OR OTHER GOVERNMENTAL AGENCY. THE COMPANY HAS NOT RECEIVED ANY INDEPENDENT VALUATION. THE COMPANY HAS SPECIFICALLY REQUESTED ITS COUNSEL NOT TO UNDERTAKE ANY SIGNIFICANT ROLE IN THE DISCLOSURE PROCESS OR TO OPINE ON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE. CONSEQUENTLY, THE COMPANY'S COUNSEL SHOULD NOT BE LOOKED TO FOR ANY ASSURANCE THAT THERE HAVE NOT BEEN MATERIAL OMISSIONS OR MISSTATEMENTS IN THE OFFER AND SALE OF THESE SECURITIES. THE INVESTOR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGREES NOT TO MAKE ANY CLAIM OR BRING ANY ACTION AND WAIVES AND RELEASES ANY AND ALL CLAIMS AGAINST THE COMPANY OR ITS COUNSEL RELATED TO ANY DISCLOSURE OR LACK THEREOF.

      The Investor has completed this Agreement as of the date indicated below and understands that this subscription is subject to acceptance by the Company.

      The Investor hereby offers his subscription to the Company in the amount indicated and includes herewith a check payable to Greenfield Online, Inc., in the full amount of the subscription.

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PLEASE PRINT OR TYPE

DATE:                                      February 8, 2004
NUMBER OF SHARES TO BE PURCHASED           32,608
PRICE PER SHARE:                           $18.40
TOTAL COST:                                $599,987.20

INVESTOR INFORMATION:

         Name                              Lance Suder
         Mailing Address                   26615 Lightfoot Place
                                           Ranchos Palos Verdes, CA  90275
                                           _____________________________________
         Social Security Number            ###-##-####
         Telephone number                  310-373-9881
         E-mail                            lhsuder@yahoo.com

         /s/ Lance Suder
         --------------------------
         Signature of Investor

JOINT INVESTOR (IF ANY):

         Name                              _____________________________________
         Mailing Address                   _____________________________________
                                           _____________________________________
                                           _____________________________________
         Social Security Number            _____________________________________
         Telephone number                  _____________________________________
         E-mail                            _____________________________________

         __________________________
         Signature of Investor

ACCEPTED by Greenfield Online, Inc.

By /s/ Jonathan A. Flatow
   --------------------------------
Name: Jonathan A. Flatow
Title: General Counsel

Dated: 2/8/05

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